JPMP BHCA/- Exhibit 99.1
(1) This Form 3 is being filed by (i) J.P. Morgan Partners (BHCA), L.P. ("JPMP
BHCA"), (ii) J.P. Morgan Partners Global Investors, L.P. ("J.P.Morgan Global"),
(iii) JPMP Global Fund/Kraton A, L.P. ("JPMP Kraton A"), (iv) J.P. Morgan
Partners Global Investors (Cayman), L.P. ("JPMP Cayman"), (v) J.P. Morgan
Partners Global Investors (Cayman) II, L.P. ("JPMP Cayman II"), (vi) JPMP Global
Fund/Kraton, L.P. ("JPMP Kraton"), (vii) J.P. Morgan Partners Global Investors
(Selldown), L.P. ("JPMP Selldown"), (viii) JPMP Global Fund/Kraton/Selldown,
L.P. ("JPMP Kraton Selldown"), (ix) J.P. Morgan Partners Global Investors
(Selldown) II, L.P. ("JPMP Selldown II"),(x) JPMP Global Fund/Kraton/Selldown II,
L.P. ("JPMP Kraton Selldown II", and together with J.P. Morgan Global, JPMP
Kraton A, JPMP Cayman, JPMP Cayman II, JPMP Kraton, JPMP Selldown, JPMP Kraton
Selldown, JPMP Selldown II, the "Global Funds"), (xi) JPMP Master Fund Manager,
L.P. ("JPMP MFM"), the general partner of JPMP BHCA, (xii) JPMP Global Investors,
L.P.("JPMP Global"), the general partner of the Global Funds, and (xiii) JPMP
Capital Corp. ("JPMP Capital", and together with JPMP BHCA, the Global Funds,
JPMP MFM and JPMP Global, the "Reporting Persons"), the general partner of JPMP
MFM and JPMP Global. Due to the electronic system's limitation of 10 Reporting
Persons per joint filing, this statement is being filed in two parts. The
Reporting Persons indirectly hold 103,707,692 Membership Units ("PH Units") of
Polymer Holdings, LLC ("PH") through direct holdings of membership units in TJ
Chemical Holdings, LLC ("TJ Chem"), the sole direct holder of PH Units. Each of
JPMP Global and JPMP Capital may be deemed, pursuant to Rule 13d-3 under the
Securities Exchange Act of 1934, as amended (the "Exchange Act") to beneficially own the equity securities reported herein held by the Global Funds. Each of
JPMP MFM and JPMP Capital may be deemed, pursuant to Rule 13d-3 under the
Exchange Act to beneficially own the equity securities reported herein held by the JPMP BHCA. The amount shown represents the beneficial ownership of the PH
Units indirectly held by the Reporting Persons as a group.
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                                                                                      Title of
                                                                                     Derivative
                                                                                     Securities
                                                                                     and Title
                                                                                     and Amount
                                                                                         of       Ownership
                                              Date of     Issuer Name,               Securities     Form:      Nature of
                                               Event         Ticker      Title and   Underlying   Direct (D)    Indirect   Disclaims
    Name and Address of      Designated      Requiring     or Trading    Amount of   Derivative       or       Beneficial  Pecuniary
    Reporting Person(1)     Reporter(1)      Statement       Symbol      Security    Securities  Indirect (I)  Ownership   Interest
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J.P. Morgan Partners        J.P. Morgan    December 16,     Polymer     See Table I     Not           D           Not
Global Investors,   L.P.      Partners         2009       Holdings LLC     Row 3     Applicable                Applicable
c/o J.P. Morgan Partners,   (BHCA), L.P.                  (NONE) (12)
LLC
270 Park
Avenue
New York,
New York 10017
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JPMP Global Fund/Kraton A,  J.P. Morgan    December 16,     Polymer     See Table I     Not           D           Not
L.P.                          Partners         2009       Holdings LLC     Row 4     Applicable                Applicable
c/o J.P. Morgan Partners,   (BHCA), L.P.                  (NONE) (12)
LLC
270
Park Avenue
New York,
New York 10017
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J.P. Morgan Partners        J.P. Morgan    December 16,     Polymer     See Table I     Not           D           Not
Global Investors (Cayman),    Partners         2009       Holdings LLC     Row 5     Applicable                Applicable
L.P.                        (BHCA), L.P.                  (NONE) (12)
c/o  Walkers SPV Limited
PO Box 908 GT, Walker House
George Town,
Grand Cayman
Cayman Islands
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J.P. Morgan Partners        J.P. Morgan    December 16,     Polymer     See Table I     Not           D           Not
Global Investors (Cayman)     Partners         2009       Holdings LLC     Row 6     Applicable                Applicable
II L.P.                     (BHCA), L.P.                  (NONE) (12)
c/o  Walkers SPV Limited
PO Box 908 GT, Walker House
George Town,
Grand Cayman
Cayman Islands
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JPMP Global Fund/Kraton,    J.P. Morgan    December 16,     Polymer     See Table I     Not           D           Not
L.P.                          Partners         2009       Holdings LLC     Row 7     Applicable                Applicable
c/o  J.P. Morgan Partners,  (BHCA), L.P.                  (NONE) (12)
LLC
270
Park Avenue
New York,
New York 10017
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J.P. Morgan Partners        J.P. Morgan    December 16,     Polymer     See Table I     Not           D           Not
Global Investors              Partners         2009       Holdings LLC     Row 8     Applicable                Applicable
(Selldown), L.P.            (BHCA), L.P.                  (NONE) (12)
c/o J.P. Morgan Partners,
LLC
270
Park Avenue
New York,
New York 10017
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JPMP Global                 J.P. Morgan    December 16,     Polymer     See Table I     Not           D           Not
Fund/Kraton/Selldown, L.P.    Partners         2009       Holdings LLC     Row 9    Applicable                 Applicable
c/o J.P. Morgan Partners,   (BHCA), L.P.                  (NONE) (12)
LLC
270
Park Avenue
New York,
New York 10017
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J.P. Morgan Partners                                        Polymer     See Table I     Not           D           Not
Global Investors            J.P. Morgan    December 16,   Holdings LLC    Row 10    Applicable                 Applicable
(Selldown) II, L.P.           Partners         2009       (NONE) (12)
c/o J.P. Morgan Partners,   (BHCA), L.P.
LLC
270
Park Avenue
New York,
New York 10017
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JPMP Global                 J.P. Morgan    December 16,     Polymer     See Table I     Not           D           Not
Fund/Kraton/Selldown II,      Partners         2009       Holdings LLC    Row 11    Applicable                 Applicable
L.P.                        (BHCA), L.P.                  (NONE) (12)
c c/o J.P. Morgan
Partners, LLC
270
Park Avenue
New York,
New York 10017
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J.P. Morgan Partners        J.P. Morgan     December 16     Polymer     See Table I     Not           D           Not
(BHCA) L.P.                   Partners         2009       Holdings LLC     Row 2    Applicable                 Applicable
c/o J.P. Morgan Partners,   (BHCA), L.P.                  (NONE) (12)
LLC
270
Park Avenue
New York,
New York 10017
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JPMP Master Fund Manager,   J.P. Morgan    December 16,     Polymer     See Table I     Not           I           See         No
L.P.                          Partners         2009       Holdings LLC     Row 2    Applicable                Explanatory
c/o J.P. Morgan Partners,   (BHCA), L.P.                  (NONE) (12)                                         Note 1 below
LLC
270
Park Avenue
New York,
NY 10017
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JPMP Global Investors, L.P. J.P. Morgan    December 16,     Polymer     See Table I     Not           I           See         No
c/o J.P. Morgan Partners,     Partners         2009       Holdings LLC   Row 3-11   Applicable                Explanatory
LLC                         (BHCA), L.P.                  (NONE) (12)                                         Note 2 below
270
Park Avenue
New York,
New York 10017
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JPMP Capital Corp.          J.P. Morgan    December 16,     Polymer     See Table I     Not           I           See         No
c/o J.P. Morgan Partners,     Partners         2009       Holdings LLC     Row 1    Applicable                Explanatory
LLC                         (BHCA), L.P.                  (NONE) (12)                                         Note 3 below
270
Park Avenue
New York,
NY 10017
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Explanatory Note:
     (1) The amount shown in Table I in row 2 represents the beneficial ownership of the Issuer's securities held by JPMP BHCA, a portion of which may be attributable to JPMP MFM because it is the sole general partner of JPMP BHCA.
The actual pro rata portion of such beneficial ownership that may be attributable to JPMP MFM is not readily determinable because it is subject to several variables, including the internal rate of return and vesting interest within JPMP BHCA. JPMP MFM disclaims such beneficial ownership except to the extent of its pecuniary interest.
     (2) The amount shown in Table I in row 3 through 11 represents the beneficial ownership of the Issuer's securities held by the Global Funds, a portion of which may be attributable to JPMP Global because it is the sole general partner of the Global Funds. The actual pro rata portion of such beneficial ownership that may be attributable to JPMP Global is not readily determinable because it is subject to several variables, including the internal rate of return and vesting interest within the Global Funds. JPMP Global disclaims beneficial ownership except to the extent of its pecuniary interest.
     (3) The amount shown in Table I in row 1 represents the beneficial ownership of the Issuer's securities held by the Reporting Persons, a portion of which may be attributable to JPMP Capital because it is the sole general partner of JPMP MFM and JPMP Global. The actual pro rata portion of such beneficial ownership that may be attributable to JPMP Capital is not readily determinable because it is subject to several variables, including the internal rate of return and vesting interest within the JPMP BHCA and the Global Funds. JPMP
Capital disclaims such beneficial ownership except to the extent of its pecuniary interest.